UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 2, 2017(October 30, 2017)

ALPHA-EN CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-12885	95-4622429
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28 Wells Avenue, 2nd Floor, Yonkers, New York 10701
(Address of Principal Executive Offices)

(914) 418-2000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240. 12b-2).

Emerging growth company[  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 1, 2017, the Board of Directors (the “Board”) of alpha-En Corporation (the “Company”) appointed Sam Pitroda to serve as Chief Executive Officer, succeeding Steve Fludder who submitted his resignation as Chief Executive Officer to the Company on October 30, 2017, with such resignation to be effective as of November 1, 2017. Mr. Fludder’s resignation and Mr. Pitroda’s appointment were each effective as of November 1, 2017. Mr. Fludder will continue to support the Company in a consulting capacity.

Mr. Pitroda is an information technology and telecommunications inventor and entrepreneur. He was the founder and former Chief Executive Officer of C-Sam, Inc. a provider of mobile wallets and other on-device software, which was founded in 1998 and purchased in 2014 by MasterCard. Earlier in his career Mr. Pitroda also founded a number of other telecommunications companies in India and the U.S. Mr. Pitroda also served as advisor to Prime Minister Indira Gandhi of India on Public Information Infrastructure and Innovation and as a Cabinet Minister under Rajiv Gandhi. Mr. Pitroda has an MS and BS in Physics from Maharaja Sayajai Rao University in India and an M.S. in Electrical Engineering from Illinois Institute of Technology.

There are no arrangements or understandings between Mr. Pitroda and any other persons pursuant to which he was appointed Chief Executive Officer. There are also no family relationships between Mr. Pitroda and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 8.01	Other Events.

On November 1, 2017 the Company issued a press release entitled “Alpha-En Corporation Announces Sam Pitroda as New Chief Executive Officer”. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information disclosed in this Item 8.01, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release, dated November 1, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHA-EN CORPORATION
(Registrant)

Date:	November 2, 2017	By:	/s/ Jerome I. Feldman
		Name:	Jerome I. Feldman
		Title:	Executive Chairman and Treasurer